UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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CAUSEWAY CAPITAL MANAGEMENT TRUST

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CAUSEWAY CAPITAL MANAGEMENT TRUST

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

August 18, 2014

Dear Shareholder:

I am writing you on important matters relating to your investment in Causeway International Opportunities Fund (“Fund”), which is a series of Causeway Capital Management Trust (the “Trust”). Since its inception on December 31, 2009, the Fund has operated as a “fund of funds” that invests in other funds of the Trust that in turn invest in developed markets, primarily outside the United States, and in emerging markets. Causeway Capital Management LLC (“Causeway”), the Fund’s investment adviser, has allocated substantially all of the Fund’s assets between Causeway International Value Fund and Causeway Emerging Markets Fund (collectively, the “underlying Causeway Funds”) using a proprietary asset allocation model.

The Fund’s net assets have grown to approximately $51 million as of August 1, 2014 and, in light of this growth, Causeway believes that the “fund of funds” structure is no longer preferable. Because the Fund has achieved a sufficient level of assets, Causeway believes that it is now feasible to overcome the operational complexities of making direct investments in companies located around the world, including emerging markets. The “fund of funds” structure imposes an extra layer of expenses since both the Fund and the underlying Causeway Funds pay fund-level expenses. Causeway expects that the elimination of these expenses will benefit shareholders over the long term. In addition, Causeway believes that the direct investing structure may be easier for investors and investment professionals to understand, analyze, and compare with competing funds. This may help grow the Fund, which could allow it to realize administrative efficiencies over the long term.

To restructure the Fund to make direct investments, the Fund must redeem its shares of the underlying Causeway Funds, causing the Fund to realize capital gains at the time of redemption. As a result, the Fund is expected to pay a significantly higher taxable distribution in 2014 of net short-term capital gain and net capital gain than it has in prior years. However, Causeway believes that, overall, eliminating an extra layer of expenses and potentially realizing administrative efficiencies for long-term investors outweigh the increased 2014 taxable distribution. Causeway is therefore proposing to restructure the Fund so that it would make direct investments in securities, instead of investing through the underlying Causeway Funds. Importantly, the Fund would continue to invest in developed and emerging markets and continue to use the same proprietary asset allocation model to determine allocations between these markets. The Fund’s principal investment strategies would remain the same, except that its investments would be made directly rather than through the underlying Causeway Funds.

Although the structural change described above does not require shareholder approval, in the accompanying Proxy Statement, you are being asked to consider a new Investment Advisory Agreement. Currently, because the Fund invests substantially all of its assets in the underlying Causeway Funds, Causeway does not directly charge the Fund an advisory fee. However, the Fund has not received advisory services without cost. Rather, the Fund has effectively been paying advisory fees to Causeway as an investor in the underlying Causeway Funds at an annual rate of approximately 0.84% of the Fund’s average daily net assets.

After the restructuring, Causeway would continue to use the proprietary asset allocation model that it currently uses to determine allocations between developed markets, primarily outside the United States, and emerging markets. However, Causeway would stop investing Fund assets in other Causeway Funds and would instead invest directly in the individual securities of portfolio companies. This means that Causeway would no longer receive advisory fees from the Fund’s investments in the underlying Causeway Funds. Causeway therefore has proposed, and the Board of Trustees of the Trust has agreed, to enter into a new Investment Advisory Agreement under which the Fund would pay advisory fees directly to Causeway. As proposed, the Fund would pay an annual advisory fee rate equal to 0.80% of the Fund’s average daily net assets. This rate is lower than the rate that the Fund has effectively been paying since inception. Other than the change in the fee rate and its effective date, the proposed Investment Advisory Agreement is substantively identical to the current agreement.

If the proposed Investment Advisory Agreement is approved by shareholders, Causeway has also agreed to waive a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of the average daily net assets of each of the Institutional Class and Investor Class shares. (Because the Investor Class pays shareholder service fees, which are excluded from the expense limit agreement, the Investor Class has higher net expenses than the Institutional Class.) The Fund is currently subject to an expense limit agreement at a lower rate but, because the fees and expenses of the underlying Causeway Funds are excluded from the limit, the Fund’s current net expense ratio is higher than it would be under the proposed expense limit agreement. The Proxy Statement that accompanies this letter includes a comparison of the Fund’s current fees and expenses with the expected fees and expenses if the proposed Investment Advisory Agreement is approved. Causeway will pay all mailing, printing, legal, and proxy solicitation and tabulation expenses associated with the Proxy Statement. The Fund will not bear any of these expenses.

A Special Meeting of Shareholders of the Fund (“Special Meeting”) has been called for September 26, 2014 to consider the matters discussed in the enclosed Proxy Statement, as described in the enclosed Notice of Special Meeting of Shareholders. If you are a shareholder of record of the Fund on August 8, 2014, you are entitled to receive notice of, and to vote at, the Special Meeting and any adjournment of the meeting, even if you no longer hold shares of the Fund after the record date for the Special Meeting. The proposed Investment Advisory Agreement would not take effect, if approved, until the Fund begins to make direct investments in securities, which is expected in the weeks following the Special Meeting.

I encourage you to vote, as your vote is very important regardless of the number of shares you own. You can authorize proxies to cast your votes at the Special Meeting by mail, by telephone, or via the Internet, or you may vote in person at the Special Meeting.

The Board of Trustees of the Trust unanimously recommends you vote in favor of the proposed Investment Advisory Agreement at the Special Meeting.

I appreciate your participation and prompt attention to this matter and thank you for your support. If you have any questions about this matter or the enclosed materials, please call our solicitation firm, AST Fund Solutions, at (866) 796-7185.

Sincerely,

Turner Swan
President
Causeway Capital Management Trust

FREQUENTLY ASKED QUESTIONS

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting. Your vote is very important.

Why have I received this proxy statement?

You are receiving the Proxy Statement and proxy card because you own shares of Causeway International Opportunities Fund (the “Fund”) and have the right to vote on an important proposal concerning your investment. A Special Meeting of Shareholders of the Fund (“Special Meeting”) has been called for September 26, 2014 to consider the matter discussed in the Proxy Statement, as described in the Notice of Special Meeting of Shareholders.

What is happening?

Since its inception on December 31, 2009, the Fund has operated as a “fund of funds” that invests in other funds of the Causeway Capital Management Trust (the “Trust”) that in turn invest in developed markets, primarily outside the United States, and in emerging markets. Causeway Capital Management LLC (“Causeway”), the Fund’s investment adviser, has allocated substantially all of the Fund’s assets between Causeway International Value Fund and Causeway Emerging Markets Fund (collectively, the “underlying Causeway Funds”) using a proprietary asset allocation model.

The Fund’s net assets have grown to approximately $51 million as of August 1, 2014 and, in light of this growth, Causeway believes that the “fund of funds” structure is no longer preferable. Because the Fund has achieved a sufficient level of assets, Causeway believes that it is now feasible to overcome the operational complexities of making direct investments in companies located around the world, including emerging markets. The “fund of funds” structure imposes an extra layer of expenses since both the Fund and the underlying Causeway Funds pay fund-level expenses. Causeway expects that the elimination of these expenses will benefit shareholders over the long term. In addition, Causeway believes that the direct investing structure may be easier for investors and investment professionals to understand, analyze, and compare with competing funds. This may help grow the Fund, which could allow it to realize administrative efficiencies over the long term.

To restructure the Fund to make direct investments, the Fund must redeem its shares of the underlying Causeway Funds, causing the Fund to realize capital gains at the time of redemption. As a result, the Fund is expected to pay a significantly higher taxable distribution in 2014 of net short-term capital gain and net capital gain than it has in prior years. However, Causeway believes that, overall, eliminating an extra layer of expenses and potentially realizing administrative efficiencies for long-term investors outweigh the increased 2014 taxable distribution. Causeway is therefore proposing to restructure the Fund so that it would make direct investments in securities, instead of investing through the underlying Causeway Funds. Importantly, the Fund would continue to invest in developed and emerging markets and continue to use the same proprietary asset allocation model to determine allocations between these markets. The Fund’s principal investment strategies would remain the same, except that its investments would be made directly rather than through the underlying Causeway Funds. Note that investments in certain countries after the restructuring may be in exchange-traded funds, and the Fund may have reduced exposure to certain emerging markets investments currently made by the Causeway International Value Fund. You are not being asked to vote on the structural change to permit direct investment in securities.

What am I being asked to vote on?

You are being asked to approve a proposed Investment Advisory Agreement, which consists of the Investment Advisory Agreement and related Fee Agreement, with Causeway. Currently, because the Fund invests substantially all of its assets in the underlying Causeway Funds, Causeway does not directly charge the Fund an advisory fee. However, the Fund has not received advisory services without cost. Rather, the Fund has effectively been paying advisory fees to Causeway as an investor in the underlying Causeway Funds at an annual rate of approximately 0.84% of the Fund’s average daily net assets. The effective rate is a function of the allocation between the underlying Causeway Funds, and the Fund’s cash levels, and while the allocation and cash levels have shifted over time, the effective fee rate paid by the Fund has always been higher than the proposed fee rate.

Causeway therefore has proposed, and the Board of Trustees of the Trust has agreed, to enter into a new Investment Advisory Agreement under which the Fund would pay advisory fees directly to Causeway. As proposed, the Fund would pay an annual advisory fee rate equal to 0.80% of the Fund’s average daily net assets. This rate is lower than the rate that the Fund has effectively been paying since inception. Other than the change in the fee rate and its effective date, the proposed Investment Advisory Agreement is substantively identical to the current agreement. More information about the proposed Investment Advisory Agreement appears in the Proxy Statement. A form of the proposed Investment Advisory Agreement is attached as Appendix B to the Proxy Statement.

Why am I being asked to vote on the proposed Investment Advisory Agreement?

Under the Investment Company Act of 1940, as amended, shareholders generally are required to approve material changes to investment advisory agreements before they take effect. Because the Fund’s current investment advisory agreement provides for no fee and the proposed Investment Advisory Agreement provides for an annual fee equal to 0.80% of the average daily net assets of the Fund, you are being asked to approve the proposed Investment Advisory Agreement. The proposed Investment Advisory Agreement would not take effect, if approved, until the Fund begins to make direct investments in securities, which would be expected to occur in the weeks following the Special Meeting.

How will the proposed Investment Advisory Agreement affect me?

Under the proposed Investment Advisory Agreement, annual investment advisory fees payable to Causeway will increase from 0.00% to 0.80% of the Fund’s average daily net assets. As noted above, the Fund has effectively been paying higher advisory fees to Causeway since inception. This is because Causeway International Value Fund and Causeway Emerging Markets Fund pay annual advisory fees of 0.80% and 1.00%, respectively, to Causeway and, as an investor in these underlying Causeway Funds, the Fund’s assets are subject to these fees at an average rate determined by the allocation of the Fund’s assets between these underlying Causeway Funds.

The implementation of a fee has been proposed in connection with restructuring the Fund so that it would make direct investments in securities in developed markets, primarily outside the United States, and in emerging markets. The Fund currently obtains exposures to these securities through investments in Causeway International Value Fund and Causeway Emerging Markets Fund. Other than making direct investments, the Fund’s principal investment strategies, policies and fundamental investment restrictions would not change. The Fund’s investment objective would not change, and the Fund’s portfolio managers would not change.

What are the tax consequences of the Fund restructuring?

As part of the transition from investing in the underlying Causeway Funds to making direct investments in developed markets, primarily outside the United States, and in emerging markets, the Fund will redeem its holdings in the underlying Causeway Funds in kind. The redemptions from the underlying Causeway Funds would cause the Fund to realize capital gains at that time, the large majority of which would be long-term. The amount of capital gains realized upon the redemptions from the underlying Causeway Funds will not be known until the redemptions occur and will depend on the then-current value of the underlying Causeway Funds’ shares. While the amount of capital gains that would be realized cannot be known at present, the Fund’s investments have generally increased in value, and the realization of capital gains is expected to result in the Fund paying significantly higher taxable distributions of net short-term capital gain (that is, the excess of short-term capital gains over short-term capital losses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) in 2014 than it has in prior years.

The Fund eventually would have to realize some or all of those capital gains if, for example, it redeemed holdings in the underlying Causeway Funds to rebalance the Fund, to pay for redemptions, or upon the Fund’s liquidation. However, the restructuring would cause the Fund to realize capital gains in 2014 that it might not otherwise realize until later taxable years absent the restructuring. More than half of the Fund’s shares are held by investors who are tax-exempt, and higher taxable distributions in 2014 would not impact them. Taxable investors receiving the distributions should be prepared to pay taxes on them at ordinary income rates for the net short-term capital gain and, for non-corporate shareholders, at maximum rates of 15% and 20% for the net long-term capital gain.

How will the proposal impact my Fund’s expenses?

If the proposed Investment Advisory Agreement is approved by shareholders, Causeway has agreed to waive a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of the average daily net assets of each of the Institutional Class and Investor Class shares. (Because the Investor Class pays shareholder service fees, which are excluded from the expense limit agreement, the Investor Class has higher net expenses than the Institutional Class.) The Fund is currently subject to an expense limit agreement at a lower rate but, because the fees and expenses of the underlying Causeway Funds are excluded from the limit, the Fund’s current net expense ratio is higher than it would be under the proposed expense limit agreement. Thus, if the proposed Investment Advisory Agreement is approved, the Fund is expected to incur, overall, lower net expenses at least through the duration of the contractual expense limit agreement. The expense limit agreement will remain in effect until January 31, 2016 and may only be terminated earlier by the Board or upon termination of the Fund’s Investment Advisory Agreement. The Proxy Statement that accompanies these “Frequently Asked Questions” includes a comparison of the Fund’s current fees and expenses with the expected fees and expenses if the proposed Investment Advisory Agreement is approved.

How does the Board recommend that I vote?

After receiving information and a proposal to consider the proposed Investment Advisory Agreement, the Board met with Causeway representatives on August 4, 2014 to consider the proposed Investment Advisory Agreement. The Board determined that the proposed fees were fair and reasonable and determined to unanimously recommend to shareholders that the proposed Investment Advisory Agreement be approved.

The Board, including the Independent Trustees, unanimously recommends that you vote “for” the proposed Investment Advisory Agreement. Please see the discussion in the Proxy Statement concerning the factors considered by the Trustees in approving the proposed Investment Advisory Agreement.

What happens if shareholders do not approve the proposed Investment Advisory Agreement?

If shareholders do not approve the proposed Investment Advisory Agreement, the Fund will not make direct investments in developed markets, primarily outside the United States, and in emerging markets and will continue investing in Causeway International Value Fund and Causeway Emerging Markets Fund and otherwise operating as a “fund of funds.” The Board will consider whether or not to ask shareholders to approve the proposed Investment Advisory Agreement at a later date or whether to liquidate the Fund.

Who is entitled to vote?

Shareholders of record on August 8, 2014 are entitled to vote at the Special Meeting.

Who should I call for more information?

If you need more information, please call please call our solicitation firm, AST Fund Solutions, at (866) 796-7185. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

How do I vote my shares?

You can vote your shares using any of the following options:

In Person: You may vote your shares in person at the Special Meeting if you attend. However, a shareholder whose shares are held of record by a broker-dealer (or other nominee) and who wishes to vote in person at the Special Meeting must obtain a “legal proxy” from the broker-dealer holder of record (or other nominee) and present it to the inspector of elections at the Special Meeting.

By Mail: You may vote your shares by completing, dating, signing and returning your proxy card by mail in the enclosed postage-paid envelope.

By Telephone: You may vote your shares by telephone. To do so, please have your proxy card available and call the toll-free number on the proxy card. Enter your control number from your proxy card and follow the simple instructions.

By Internet: You may vote your shares via the Internet. To do so, please have your proxy card available and go to the website shown on the proxy card. Follow the simple instructions found on the website.

Who is bearing the expenses related to the Special Meeting?

All mailing, printing, legal, and proxy solicitation and tabulation expenses associated with the Special Meeting will be paid by Causeway. The Fund will not bear any of these expenses.

Why might I receive more than one proxy card?

If you own shares of the Fund in more than one account, you will receive a separate proxy card for each account.

Will I be notified of the results of the vote?

The final voting results will be included in the Fund’s next report to shareholders following the Special Meeting of shareholders.

YOUR VOTE COUNTS AND IS VERY IMPORTANT, EVEN IF YOU HAVE REDEEMED YOUR SHARES BETWEEN THE RECORD DATE AND THE DATE OF THE SPECIAL MEETING.

If your completed proxy is not received, you may be contacted by representatives of the Fund, by employees or agents of Causeway, or by the Fund’s proxy solicitor, AST Fund Solutions, who has been engaged to assist the Fund in soliciting proxies. Representatives of AST Fund Solutions will remind you to vote your shares.

CAUSEWAY CAPITAL MANAGEMENT TRUST

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 26, 2014
11111 SANTA MONICA BOULEVARD, 15th FLOOR
LOS ANGELES, CALIFORNIA 90025

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of shareholders of Causeway International Opportunities Fund, a series of Causeway Capital Management Trust, a Delaware statutory trust (the “Trust”), will be held on September 26, 2014 at the offices of Causeway Capital Management LLC (“Causeway”) at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025, at 10:00 a.m., local time, for the following purposes:

1. To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Causeway; and

2. To consider any other business that may properly come before the Special Meeting or any adjournment.

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Shareholders of record as of the close of business on August 8, 2014 are entitled to vote at the Special Meeting and any adjournment.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE RETURN YOUR PROXY CARD PROMPTLY. SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE SPECIAL MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET, FOLLOWING THE INSTRUCTIONS APPEARING ON THE ENCLOSED PROXY CARD. ANY SHAREHOLDER PRESENT AT THE SPECIAL MEETING MAY VOTE PERSONALLY ON ALL MATTERS BROUGHT BEFORE IT.

PLEASE NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings if voting by mail. We have provided postage paid return envelopes for each, which require no postage if mailed in the United States.

By Order of the Board of Trustees,

Turner Swan
President

Los Angeles, California
August 18, 2014

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Each party should sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer.	John Doe
ABC Corp. Profit Sharing Plan.	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr.	John B. Smith, UGMA
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

CAUSEWAY CAPITAL MANAGEMENT TRUST

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 26, 2014

This Proxy Statement contains the information you should know before voting on the proposal summarized below.

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Causeway Capital Management Trust, a Delaware statutory trust (the “Trust”), to be voted at a Special Meeting of Shareholders (the “Special Meeting”) of Causeway International Opportunities Fund (the “Fund”), which is a series of the Trust. The Special Meeting is scheduled to be held on September 26, 2014 at 10:00 a.m., local time, at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025, or any adjournment.

As discussed more fully below, shareholders of the Fund are being asked to vote on a proposed Investment Advisory Agreement, which consists of the Investment Advisory Agreement and related Fee Agreement, between the Trust, on behalf of the Fund, and Causeway Capital Management LLC (“Causeway”). The Board knows of no other business that will be presented for consideration at the Special Meeting. If any other matter is properly presented, the persons named in the enclosed proxy intend to vote in accordance with their best judgment.

The Notice of Special Meeting and this Proxy Statement are first being mailed to shareholders on or around August 18, 2014. The close of business on August 8, 2014 has been fixed as the record date (the “Record Date”) for determining shareholders who are entitled to notice of and to vote at the Special Meeting. Shareholders as of the Record Date will be entitled to one vote for each share held, with each fractional share entitled to a proportionate fractional vote. As of the Record Date, the Fund had 3,695,176 shares outstanding.

Appendix A lists those shareholders who, as of the Record Date, owned of record more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Trustees, as a group, owned of record or beneficially less than 1% of the outstanding voting securities of the Fund.

It is important that you vote and that your voting instructions be received no later than September 19, 2014.

For your convenience, you may vote your shares in the following four ways. Please refer to your proxy card for additional details on how to vote.

In Person: You may vote your shares in person at the Special Meeting if you attend. However, a shareholder whose shares are held of record by a broker-dealer (or other nominee) and who wishes to vote in person at the Special Meeting must obtain a “legal proxy” from the broker-dealer holder of record (or other nominee) and present it to the inspector of elections at the Special Meeting.

By Mail: You may vote your shares by completing, dating, signing and returning your proxy card by mail in the enclosed postage-paid envelope.

By Telephone: You may vote your shares by telephone. To do so, please have your proxy card available and call the toll-free number on the proxy card. Enter your control number from your proxy card and follow the simple instructions.

By Internet: You may vote your shares via the Internet. To do so, please have your proxy card available and go to the website shown on the proxy card. Follow the simple instructions found on the website.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read this Proxy Statement carefully before you vote.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 26, 2014

The proxy statement and other proxy materials are available at the website address appearing on your proxy card.

Additional information about the Fund is available in its prospectus, statement of additional information and semi-annual and annual reports to shareholders. The Fund’s most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing to the Trust, c/o SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, or calling toll free at (866) 947-7000 or visiting the Fund’s website at www.causewayfunds.com. All of these documents also are filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

PROPOSAL: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

General Overview

Since its inception on December 31, 2009, the Fund has operated as a “fund of funds” that invests in other funds of the Trust that in turn invest in developed markets, primarily outside the United States, and in emerging markets. Causeway has allocated substantially all of the Fund’s assets between Causeway International Value Fund and Causeway Emerging Markets Fund (collectively, the “underlying Causeway Funds”) using a proprietary asset allocation model.

The Fund’s net assets have grown to approximately $51 million as of August 1, 2014 and, in light of this growth, Causeway believes that the “fund of funds” structure is no longer preferable. Because the Fund has achieved a sufficient level of assets, Causeway believes that it is now feasible to overcome the operational complexities of making direct investments in companies located around the world, including emerging markets. The “fund of funds” structure imposes an extra layer of expenses since both the Fund and the underlying Causeway Funds pay fund-level expenses. Causeway expects that the elimination of these expenses will benefit shareholders over the long term. In addition, Causeway believes that the direct investing structure may be easier for investors and investment professionals to understand, analyze, and compare with competing funds. This may help grow the Fund, which could allow it to realize administrative efficiencies over the long term.

To restructure the Fund to make direct investments, the Fund must redeem its shares of the underlying Causeway Funds, causing the Fund to realize capital gains at the time of redemption. As a result, the Fund is expected to pay a significantly higher taxable distribution in 2014 of net short-term capital gain and net capital gain than it has in prior years. However, Causeway believes that, overall, eliminating an extra layer of expenses and potentially realizing administrative efficiencies for long-term investors outweigh the increased 2014 taxable distribution. Causeway is therefore proposing to restructure the Fund so that it would make direct investments in securities, instead of investing through the underlying Causeway Funds. Importantly, the Fund would continue to invest in developed and emerging markets and continue to use the same proprietary asset allocation model to determine allocations between these markets. The Fund’s principal investment strategies, policies and fundamental restrictions would remain the same, except that its investments would be made directly rather than through the underlying Causeway Funds. Note that investments in certain countries after the restructuring may be in exchange-traded funds, and the Fund may have reduced exposure to certain emerging markets investments currently made by the Causeway International Value Fund.  The Fund’s investment objective would not change and the Fund’s portfolio managers would not change.

Although the structural change described above does not require shareholder approval, you are being asked to consider a new Investment Advisory Agreement. Currently, because the Fund invests substantially all of its assets in the underlying Causeway Funds, Causeway does not directly charge the Fund an advisory fee. However, the Fund has not received advisory services without cost. Rather, the Fund has effectively been paying advisory fees to Causeway as an investor in the underlying Causeway Funds at an annual rate of approximately 0.84% of the Fund’s average daily net assets. The effective rate is a function of the allocation between the underlying Causeway Funds and the Fund’s cash levels, and while the allocation and cash levels have shifted over time, the effective fee rate paid by the Fund has always been higher than the proposed fee rate.

After the restructuring, Causeway would continue to use the proprietary asset allocation model that it currently uses to determine allocations between developed markets, primarily outside the United States, and emerging markets. However, Causeway would stop investing Fund assets in other Causeway Funds and would instead invest directly in the individual securities of portfolio companies. This means that Causeway would no longer receive advisory fees from the Fund’s investments in the underlying Causeway Funds. Causeway therefore has proposed, and the Board of Trustees of the Trust has agreed, to enter into a new Investment Advisory Agreement under which the Fund would pay advisory fees directly to Causeway. As proposed, the Fund would pay an annual advisory fee rate equal to 0.80% of the Fund’s average daily net assets. This rate is lower than the rate the Fund has effectively been paying since inception. More information appears below about Causeway and the proposed Investment Advisory Agreement, including the proposed fee, and the factors considered by the Board in recommending approval of the proposed Investment Advisory Agreement.

About Causeway

Causeway began operations as an investment adviser in June 2001. Causeway had approximately $33.7 billion in assets under management as of June 30, 2014. Causeway’s address is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. More information about Causeway’s principal executive officers and board of managers appears in Appendix C. Causeway is a Delaware limited liability company. Sarah H. Ketterer and Harry W. Hartford, chief executive officer and president of Causeway, respectively, each controls Causeway through his or her executive office and voting control of Causeway. The following table lists the officers or Trustees of the Trust who hold positions with Causeway:

Name	Positions Held with Trust and Causeway
Mark Cone	Trustee of the Trust; Executive Vice President; Chief Marketing Officer, and Member of Causeway
Turner Swan	President of the Trust; General Counsel, Compliance Officer, Secretary and Member of Causeway
Gracie V. Fermelia	Chief Compliance Officer and Assistant Secretary of the Trust; Chief Operating Officer, Chief Compliance Officer and Member of Causeway
Gretchen W. Corbell	Secretary of the Trust; Attorney and Assistant Secretary of Causeway

Causeway does not currently serve as investment adviser to any other portfolios of mutual funds with investment objectives and strategies similar to those of the Fund.

Description of the Proposed Investment Advisory Agreement

A general description of the proposed Investment Advisory Agreement appears below, but it is qualified in its entirety by reference to the form of the proposed Investment Advisory Agreement attached as Appendix B to this Proxy Statement. Except for the fee and the effective date, the substantive terms of the proposed Investment Advisory Agreement are identical to the current Investment Advisory Agreement. Information comparing the fees payable under the current Investment Advisory Agreement and the proposed Investment Advisory Agreement appears below.

General Information. The current Investment Advisory Agreement was approved by the Trustees at an in-person meeting on November 2, 2009, prior to the commencement of Fund operations, and the current Investment Advisory Agreement took effect on December 31, 2009. The initial shareholder of the Fund approved the current Investment Advisory Agreement prior to the Fund’s inception. The current Investment Advisory Agreement has not been submitted to a vote of the shareholders of the Fund since the initial approval. The current Investment Advisory Agreement was last renewed by the Trustees at an in-person meeting held on August 4, 2014, for a term ending on the earlier of the effective date of the proposed Investment Advisory Agreement or September 20, 2015.

Investment Advisory Services. The services Causeway would provide under the proposed Investment Advisory Agreement are the same as those currently provided by Causeway under the current Investment Advisory Agreement, except that rather than investing in Causeway International Value Fund and Causeway Emerging Markets Fund, Causeway would cause the Fund to invest directly in the securities of companies located in developed markets, primarily outside the United States, and in emerging markets. To make allocation decisions between these markets, Causeway would continue to use the same proprietary asset allocation model that it currently uses. Subject to the oversight of the Trustees, Causeway is responsible for the management of the Fund and continuously reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. Causeway is responsible for making decisions to buy, sell or hold particular securities. Causeway provides all office space, facilities, equipment and necessary personnel for management of the Fund.

Payment of Fund Expenses. The proposed Investment Advisory Agreement obligates Causeway to provide investment advisory services and to pay for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Causeway is also obligated to pay the fees of all Trust officers and Trustees who are affiliated persons of Causeway. In addition, Causeway paid expenses associated with the organization of the Fund and will pay all proxy expenses. The Fund pays, or causes to be paid, all other expenses incurred in its operations, including, among other items, taxes, expenses for legal, auditing and tax services, costs of printing proxies, shareholder reports and copies of the Registration Statement, charges of the custodian, any sub-custodian, the transfer agent and any sub-transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Independent Trustees (as defined below), accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

Duration and Termination. Unless earlier terminated as described below, the proposed Investment Advisory Agreement will remain in effect through September 20, 2016 and from year to year thereafter if approved annually (a) by the Board or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the proposed Investment Advisory Agreement or interested persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of any such party (the “Independent Trustees”). The proposed Investment Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated with respect to the Fund by the vote of a majority of the outstanding voting securities of the Fund or by Causeway without penalty on 60 days’ written notice to the other party.

Limitation of Liability. The proposed Investment Advisory Agreement provides that Causeway will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or any of its shareholders, in connection with the matters to which the proposed Investment Advisory Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the proposed Investment Advisory Agreement.

Expense and Management Fees. Under the current Investment Advisory Agreement, Causeway does not directly receive advisory fees for its services to the Fund. The Fund invests primarily in Causeway International Value Fund and Causeway Emerging Markets Fund, which separately pay advisory fees to Causeway. Pursuant to an expense limit agreement, dated January 31, 2014, Causeway has agreed to limit the Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) to 0.11% of the average daily net assets of each of the Institutional Class and Investor Class shares until January 31, 2015. Since shareholder service fees are excluded from the expense limit, net Investor Class expenses are normally higher than Institutional Class shares.

Under the proposed Investment Advisory Agreement, if approved by shareholders, Causeway would receive for its services to the Fund a monthly fee at an annual rate of 0.80% of the Fund’s average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month based on the average of the net assets of the Fund for each day during the month. Pursuant to an expense limit agreement, to be effective as of the effective date of the proposed Investment Advisory Agreement, Causeway would limit the Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) to 1.05% of the average daily net assets of each of the Institutional Class and Investor Class shares until January 31, 2016. Since shareholder service fees are excluded from the expense limit, net Investor Class expenses will normally be higher than Institutional Class shares. Under the expense limit agreements described above, Causeway may not assert any right to reimbursement of any amounts waived or reimbursed if such reimbursement would result in the Fund exceeding the relevant expense limits set forth above.

The table below shows the aggregate management fees (before fee waivers and reimbursements) that Causeway earned from the Fund for the fiscal year ended September 30, 2013, the amount that would have been received (before fee waivers and reimbursements) for the last fiscal year if the proposed investment advisory fees had been in effect, and the difference between these amounts.
Fund	Investment Advisory Fees (based on current fee rate)	Effective Investment Advisory Fees (based on current fee rate)*	Investment Advisory Fees (based on proposed fee rate)	Percentage Change
Causeway International Opportunities Fund*	$0	$281,861	$267,898	*

*
Currently, while Causeway does not receive fees directly from the Fund, it receives advisory fees from Causeway International Value Fund and Causeway Emerging Markets Fund. The Fund effectively pays these fees as an investor in the underlying Causeway Funds. Causeway International Value Fund and Causeway Emerging Markets Fund pay Causeway annual advisory fees of 0.80% and 1.00% of their average daily net assets, respectively. Thus, the Fund effectively paid $281,861 during the fiscal year ended September 30, 2013. Relative to this effective fee rate, the fee under the proposed Investment Advisory Agreement would decrease for the Fund, by approximately 5%.

Notwithstanding the proposed change in the investment advisory fee described above, if the proposed Investment Advisory Agreement is approved by shareholders, Causeway has agreed to waive a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of the average daily net assets of each of the Institutional Class and Investor Class shares. (Because the Investor Class pays shareholder service fees, which are excluded from the expense limit agreement, the Investor Class has higher net expenses than the Institutional Class.) The Fund is currently subject to an expense limit agreement at a lower limit of 0.11%. However, because the fees and expenses of funds in which the Fund invests are excluded from the limit and were 1.03% during the fiscal year ended September 30, 2013, the Fund’s net expense ratio would decrease under the new limit. If the proposed Investment Advisory Agreement is approved, the new expense limit agreement would remain in effect until January 31, 2016 and may only be terminated earlier by the Fund’s Board or upon termination of the Investment Advisory Agreement. The current and new expense limits (if the proposed Investment Advisory Agreement is approved) appear in the tables below.

Current and Pro Forma Fee Tables. The tables below show the Annual Fund Operating Expenses as of the end of the Fund’s fiscal year ended September 30, 2013, under the current Investment Advisory Agreement, and pro forma Annual Fund Operating Expenses if the proposed Investment Advisory Agreement is approved. Note that “Other Expenses” in the pro forma Annual Fund Operating Expenses table below are estimated to increase due to anticipated increases in custody, accounting and pricing expenses associated with direct investing in securities. However, because “Acquired Fund Fees and Expenses” would be eliminated, “Total Annual Fund Operating Expenses” for the Fund are expected to decrease. Annual Fund Operating Expenses are expenses that cover the cost of operating the Fund and are paid out of the Fund’s assets. These expenses are borne indirectly by all shareholders.

The table is followed by an example showing the cost of investing in the Fund based on the current Investment Advisory Agreement and under the pro forma proposed Investment Advisory Agreement.

CURRENT INVESTMENT ADVISORY AGREEMENT – current fees

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	0.00%	0.00%
Other Expenses	0.62%	0.63%
Shareholder Service Fees	None	0.25%
Acquired Fund Fees and Expenses	1.03%	1.03%
Total Annual Fund
Operating Expenses (1)	1.65%	1.91%
Expense Reimbursement (2)	0.51%	0.52%
Total Annual Fund Operating Expenses
After Expense Reimbursement	1.14%	1.39%

(1)
“Total Annual Fund Operating Expenses” disclosed above differ from the “Ratio of Expenses to Average Net Assets (Excluding Waivers)” in the financial highlights section of the Fund’s Prospectus because the financial highlights do not include acquired fund fees and expenses.

(2)
Under the terms of the current expense limit agreement, Causeway has agreed to reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 0.11% of the average daily net assets of each of the Institutional Class and Investor Class shares. The current expense limit agreement will remain in effect until January 31, 2015 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

PROPOSED INVESTMENT ADVISORY AGREEMENT – pro forma fees

Annual Fund Operating Expenses
(expenses that you would pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees*	0.80%	0.80%
Other Expenses*	0.78%	0.79%
Shareholder Service Fees	None	0.25%
Total Annual Fund
Operating Expenses	1.58%	1.84%
Expense Reimbursement (1)	0.53%	0.54%
Total Annual Fund Operating Expenses
After Expense Reimbursement	1.05%	1.30%

*
“Management Fees” and “Other Expenses” are restated reflecting the fee under the proposed Investment Advisory Agreement and the related change in the Fund’s investment strategy from a fund of funds investing in other Causeway Funds to direct investing in portfolio securities. Accordingly, “Total Annual Fund Operating Expenses” disclosed above differ from the “Ratio of Expenses to Average Net Assets (Excluding Waivers)” in the financial highlights section of the Fund’s Prospectus because the financial highlights do not reflect changes to the advisory fee and expense limit agreement under the proposed Investment Advisory Agreement.

(1)
Under the terms of a new expense limit agreement, if the proposed Investment Advisory Agreement is approved, Causeway has agreed to waive a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement would remain in effect until January 31, 2016 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Current Investment Advisory Agreement:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$116	$471	$849	$1,912
Investor Class	$142	$550	$983	$2,191

Proposed Investment Advisory Agreement:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$107	$447	$810	$1,833
Investor Class	$132	$526	$945	$2,114

Board Considerations Regarding Approval of the proposed Investment Advisory Agreement

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of Causeway’s services, including information concerning the Fund’s performance. The Board met on August 4, 2014, to consider whether to approve the proposed Investment Advisory Agreement and to discuss with Causeway representatives changes to the portfolio to allow for direct investments in securities. In connection with the August 4 meeting, the Trustees received and reviewed extensive materials prepared by Causeway relating to the proposed Investment Advisory Agreement in response to information requested on the Independent Trustees’ behalf by their independent legal counsel.

Factors Considered. In reviewing the proposed Investment Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by Causeway, both in the past and as anticipated under the proposed Investment Advisory Agreement, (2) the investment performance of the Fund, (3) comparisons of the services to be rendered and the amounts to be paid under the proposed Investment Advisory Agreement with those of other funds and those of Causeway under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services to be provided and estimated profits to be realized by Causeway and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by Causeway from its relationship with the Fund.

The Trustees considered the impact of restructuring the Fund from a “fund of funds” to a fund making direct investments in developed markets, primarily outside the United States, and in emerging markets. They discussed with Causeway representatives the manner in which the portfolio would be invested, observing that the Fund would have exposure to the same types of securities and that the Fund’s principal investment strategies (other than making direct investments) and principal risks would not change significantly. The Trustees also noted that the Fund’s portfolio managers would not change and that none of the Fund’s service providers would change. The Trustees considered that the “fund of funds” structure imposes an extra layer of expenses on the Fund, since both the Fund and the underlying Causeway Funds pay fund-level expenses. They noted that, by making direct investments, the Fund would no longer be subject to fees and expenses applicable to both the Fund and the underlying Causeway Funds, although they noted that certain service provider expenses may increase since the Fund would have many more holdings than in the past. The Trustees noted that Causeway believed that the Fund’s total gross expenses (inclusive of acquired fund fees and expenses) could decrease following the Fund’s restructuring. They noted Causeway’s belief that a direct investing structure rather than a “fund of funds” would be easier for investors and investment professionals to understand, analyze, and compare with competing funds, which may help grow the Fund and could allow it to realize administrative efficiencies, and also noted that any such benefits might not be realized in the near term, or at all.

The Trustees noted that the transition was expected to be effected through the in-kind redemption of portfolio securities from the underlying Causeway Funds and noted that any unrealized gains in the shares of the underlying Causeway Funds redeemed by the Fund would be realized in the restructuring. The Trustees considered that the Fund’s investments have generally increased in value, and that the realization of net capital gains is expected to result in the Fund paying a significantly higher taxable distribution in 2014 of net short-term capital gain and net capital gain than it has in prior years. While Causeway discussed with the Trustees estimates of the potential capital gains that might be realized in the restructuring, Causeway stated and the Trustees noted that the timing, character and amount of any realized capital gains would depend upon the then-current value of the underlying Causeway Funds’ shares at the time of the transition. The Trustees recognized that the Fund might, in the future, have to realize some or all of those capital gains if, for example, it redeemed holdings in the underlying Causeway Funds to rebalance the Fund, to pay for redemptions, or upon the Fund’s liquidation, but that the restructuring would cause the Fund to realize capital gains in 2014 that it might not otherwise realize until later taxable years absent the restructuring. The Trustees noted that while higher taxable distributions in 2014 would not impact tax-exempt investors, who held more than half of the Fund’s shares, taxable investors receiving the distributions would be impacted. The Trustees noted that Causeway believes that, overall, eliminating an extra layer of expenses and potentially realizing administrative efficiencies, described above, for long-term investors outweigh the increased 2014 taxable distribution. The Trustees further observed that Causeway had agreed to limit the Fund’s expenses at a lower expense level if the proposed Investment Advisory Agreement is approved.

More information about certain of the factors considered by the Board appears below.

First, in evaluating the nature, extent and quality of the services provided by Causeway, the Trustees considered, among other matters, Causeway’s personnel, experience, track record, and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of Causeway’s principal personnel who provide services to the Fund, and who would continue to provide services to the Fund under the proposed Investment Advisory Agreement, as well as the level of attention those individuals provide to the Fund. The Trustees noted Causeway’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed Causeway’s investment philosophy and processes and its compliance program, and considered the scope of Causeway’s services to the Fund. The Trustees noted that the proprietary asset allocation model to determine allocations between developed markets, primarily outside the United States, and emerging markets would still be used for making direct investments in securities. They noted, however, that directly investing in securities would increase the services to be provided by Causeway, which would incur additional responsibilities for trading securities, pricing, overseeing service providers and other matters, and noted the nature, extent and quality of these services provided by Causeway to other Causeway Funds that invest directly in securities. The Trustees concluded that the nature, extent and quality of the services provided by Causeway have benefited and will continue to benefit the Fund and its shareholders.

Second, in evaluating the investment performance of the Fund, the Trustees reviewed the investment results of the Fund’s Institutional and Investor share classes for various periods ended June 30, 2014, compared to the results of the MSCI All Country World Index ex U.S. (the “Index”) and the mutual funds included in the Morningstar Foreign Large Blend category of funds. They noted that that the Fund had outperformed the Index and the Morningstar category average for the three-year and since inception periods, but had underperformed the Index and Morningstar category average for the past year. They noted that Causeway did not expect that making direct investments in securities would impact the Fund’s performance, since the securities to be purchased for the Fund would be substantially similar to those that would be purchased for the underlying Causeway Funds in which the Fund invested. The Trustees concluded that Causeway’s record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

Third, in evaluating the Fund’s advisory fee and total expenses, the Trustees compared the Fund’s proposed advisory fee and expenses with those of other similar mutual funds. They noted that the proposed advisory fee was lower than the “effective” advisory fee that the Fund had paid since inception as an investor in underlying Causeway Funds, recognizing that Causeway receives advisory fees from those other series with respect to assets invested by the Fund, and the shareholders of the Fund bear the expenses of those other series. They noted that although the Fund’s proposed advisory fee is higher than the average and median advisory fees of the mutual funds in the Morningstar category (by 11 and 3 basis points, respectively), its expected expense ratios for Institutional and Investor Class shares, after application of Causeway’s expense limit agreement, if the proposed Investment Advisory Agreement is approved, are below the average and median in the case of Institutional Class shares and at the average and near the median in the case of Investor Class shares, relative to the funds in its category. They also noted that Causeway would continue to contractually limit the Fund’s direct expenses.

The Trustees compared the Fund’s proposed advisory fee with the fees charged by Causeway to other clients. The Trustees noted that the fees paid by Causeway’s separate accounts are lower than the proposed fee to be paid by the Fund, and the fees charged to Causeway’s group trust investors are lower than the proposed fee to be paid by the Fund after bundled custody and administration charges applicable to the group trust. With respect to the separate accounts and group trust investors, the Trustees concluded that the differences appropriately reflected Causeway’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, participation in regulatory examinations and legal and compliance matters, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s proposed advisory fee and expected expense ratios are reasonable and appropriate under the circumstances.

Fourth, the Trustees considered Causeway’s costs of providing services to the Fund and the estimated profits or losses expected to be realized by Causeway from its relationship with the Fund. They reviewed Causeway’s estimated after-tax profit margin with respect to such services for the twelve months ended June 30, 2014, as adjusted to reflect the fees to be realized under the proposed Investment Advisory Agreement and additional costs to be incurred for providing those services, and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s proposed advisory fee does not contain breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that Causeway is sharing economies of scale through reasonable advisory fee levels, the expense limit agreement, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted that, in the Fund's prior years, Causeway had incurred significant net losses in managing the Fund. The Trustees concluded that under the circumstances Causeway will currently be sharing any economies of scale with the Fund appropriately, and they would monitor the appropriateness of breakpoints in the future.

Sixth, in evaluating any other benefits derived by Causeway from its relationship with the Fund – often called “fall-out” benefits – the Trustees observed that Causeway does not earn common “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions,” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by Causeway is research services provided by brokers to be used by the Fund, and that this benefit is reasonable in relation to the value of the services that Causeway provides to the Fund.

Approval. At the August 4, 2014 meeting, the Trustees discussed the information and factors noted above and considered the approval of the proposed Investment Advisory Agreement with Causeway’s representatives. The Independent Trustees also met in a private session with independent counsel at which no Causeway representatives were present. In their deliberations, the Independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the Independent Trustees) unanimously concluded that the proposed Investment Advisory Agreement, which is the same as the current Investment Advisory Agreement except for the advisory fee and the effective date, is fair and reasonable to the Fund and its shareholders, the Fund’s proposed advisory fee is reasonable and that approving the proposed Investment Advisory Agreement is in the best interests of the Fund and its shareholders. The Board therefore approved, subject to shareholder approval, the proposed Investment Advisory Agreement for a two-year period. The Board then determined to submit the proposed Investment Advisory Agreement to shareholders for their consideration at the Special Meeting.

If approved by shareholders, the proposed Investment Advisory Agreement would take effect as soon as practicable following such approval, but would not be implemented until the Fund begins to make direct investments in securities, which is expected to occur in the weeks following the Special Meeting.

If shareholders do not approve the proposed Investment Advisory Agreement, the Board will consider other actions that may be taken, including whether to resubmit the proposal to shareholders in the future or whether to liquidate the Fund. If the proposed Investment Advisory Agreement is not approved, the Fund will continue to operate as a “fund of funds” and invest in Causeway International Value Fund and Causeway Emerging Markets Fund.

Required Vote

Approval of the proposed Investment Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote on the Proposal, which is defined in the 1940 Act to mean the lesser of either (1) the affirmative vote of 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the affirmative vote of the holders of more than 50% of the outstanding shares of the Fund.

YOUR BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL.

SUPPLEMENTAL INFORMATION

DISTRIBUTOR, ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 is the distributor for the Fund and, in such capacity, is responsible for distributing shares of the Fund. SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 serves as the Fund’s administrator. The Fund’s distributor and administrator are each wholly-owned subsidiaries of SEI Investments Company. The Bank of New York Mellon, One Wall Street, New York, NY 10286, acts as custodian of the Fund’s assets. DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Trust.

BROKERAGE COMMISSIONS TO AFFILIATES

During the fiscal year ended September 30, 2013, no brokerage commissions were paid to affiliated brokers.

VOTING MATTERS

Proxies may be voted by completing, dating and signing the enclosed proxy card and returning it in the envelope provided, over the Internet or over the telephone (following the instructions on the enclosed proxy card), or in person at the Special Meeting. When the Trust records proxies through the Internet or over the telephone, it will use procedures reasonably designed to authenticate shareholders’ identities, allow shareholders to authorize the voting of their shares in accordance with their instructions and confirm that their instructions have been properly recorded. Shareholders voting via the Internet or telephone should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies solicited by the Board and received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the Proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Special Meeting or any adjournment.

Holders of one-third of the shares of beneficial interest in the Fund issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum for the transaction of business with respect to the Proposal. If, at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the vote of the holders of a majority of shares cast will have power to adjourn the Special Meeting, and the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. If a quorum is present but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposal. The persons named as proxies on the enclosed proxy card will vote those proxies that they are entitled to vote in favor of the Proposal in favor of an adjournment and will vote those proxies required to be voted against the Proposal against the adjournment.

Shares of the Fund represented in person or by proxy, including shares that abstain or do not vote with respect to the Proposal and shares considered broker “non-votes” (a broker or nominee holding shares in “street name” indicating on the proxy card that it does not have discretionary authority to vote on a proposal), will be counted for purposes of determining whether there is a quorum at the Special Meeting. While abstentions and broker non-votes will be counted toward the determination of a quorum, they will have the effect of a vote against the Proposal because the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote on the Proposal, as defined in the 1940 Act and set forth above.

ADDITIONAL INFORMATION

The expense of the proxy solicitation will be borne by Causeway. The principal solicitation method will be by mail. In order to obtain the necessary quorum at the Special Meeting, proxies also may be solicited via telephone or electronic communication by representatives of the Trust, Causeway or AST Fund Solutions, a solicitation firm that has been engaged to assist in proxy solicitation. The anticipated cost of the solicitation is expected to be approximately $3,500.

To avoid sending duplicate copies of materials to households, only one copy of the Proxy Statement will be mailed to shareholders having the same residential address on the Trust's records. However, any shareholder may contact (866) 796-7185 to request that copies of the Proxy Statement be sent personally to that shareholder.

SHAREHOLDER COMMUNICATIONS

Shareholders may send written communications to the Board or to an individual Trustee by mailing such correspondence to Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Trustee. The Trust is not required to hold annual meetings and, in order to minimize costs, does not intend to hold meetings of shareholders unless required by applicable law or regulation, or if otherwise deemed advisable by the Board. To be considered for presentation at a shareholder meeting, a shareholder’s proposal must be received at the offices of the Trust a reasonable time before a solicitation is made.

WHERE TO FIND ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Trust, on behalf of the Fund, can be obtained by calling or writing the Trust and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549, or obtained electronically from the EDGAR database on the SEC’s website. (www.sec.gov).

CAUSEWAY CAPITAL MANAGEMENT TRUST

Turner Swan
President

Los Angeles, California
August 18, 2014

Appendix A

Share Ownership Information

As of the Record Date, the following persons owned 5% or more of a class of the outstanding voting securities of the Fund. The ownership percentages below represent ownership of record rather than beneficial ownership:

International Opportunities Fund:
Name and Address	Class Owned	Percentage of Class Owned
MAC & Co. * FBO IEEE Attn: Mutual Fund Ops P.O Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Institutional Class	43.23%
Wendel & Co. * Mutual Fund Operations PO Box 3198 Rm. 153-3603 Pittsburgh, PA 15230-3198	Institutional Class	21.12%
State Street Bank & Trust Co. * FBO The Bridger Reclamation TR c/o Diane Severino VP 444 S. Flower Street, 45th Floor Los Angeles, CA 90071-2947	Institutional Class	10.21%
YWCA Greater Pittsburgh 501(c)(3) 305 Wood Street Pittsburgh, PA 15222-1914	Institutional Class	8.76%
Charles Schwab & Co. Inc * Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Institutional Class	7.82%
National Financial Services LLC * FBO Exclusive Benefit of Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Investor Class	44.11%
Charles Schwab & Co. Inc * Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Investor Class	37.30%
SEI Private Trust Company Cust * Roth Combined IRA 01/01/1998 FBO Peter Duca Fair Lawn, NJ 07410-3590	Investor Class	10.92%

*	Reflects record ownership rather than beneficial ownership.

Appendix B

FORM OF INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

Agreement made as of September 20, 2001, between CAUSEWAY CAPITAL MANAGEMENT TRUST, a Delaware business trust ("Trust"), and CAUSEWAY CAPITAL MANAGEMENT LLC ("Causeway"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended,

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end management investment company, and currently has a single series of shares of beneficial interest, which corresponds to a distinct portfolio and is known as Causeway International Value Fund; and

WHEREAS the Trust desires to retain Causeway as investment adviser to furnish investment advisory and portfolio management services to the Trust with respect to Causeway International Value Fund and any other series as to which this Agreement may hereafter be made applicable (each a “Series”), and Causeway is willing to furnish such services;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.         Appointment. The Trust hereby appoints Causeway as investment adviser of the Trust and each Series for the period and on the terms set forth in this Agreement. Causeway accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.         Duties as Investment Adviser.

(a)         Subject to the supervision of the Trust's Board of Trustees ("Board"), Causeway will provide a continuous investment program for a Series, including investment research and management with respect to all securities and investments and cash equivalents in the Series. Causeway will determine from time to time what securities and other investments will be purchased, retained or sold by the Series. Causeway may delegate to a sub-adviser, in whole or in part, Causeway’s duty to provide a continuous investment management program with respect to any Series, including the provision of investment management services with respect to a portion of the Series’ assets, in accordance with paragraph 4 of this Agreement.

(b)        Causeway agrees that in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution; provided that, on behalf of any Series, Causeway may, in its discretion, use brokers who provide the Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and Causeway may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to Causeway’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of Causeway to such Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to Causeway, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or any applicable exemptive orders. Whenever Causeway simultaneously places orders to purchase or sell the same security on behalf of a Series and one or more other accounts advised by Causeway, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Trust recognizes that in some cases this procedure may adversely affect the results obtained for the Series. Causeway may (but is not obligated to) aggregate purchase and sale orders for a Series with similar orders being made simultaneously for other accounts of Causeway to seek the efficiencies that may be available for larger transactions. Causeway will not aggregate transactions unless it believes that aggregation is consistent with its duty to seek best execution.

(c)        Causeway will oversee the maintenance of all books and records with respect to the securities transactions of each Series, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the Investment Company Act, Causeway hereby agrees that all records which it maintains for the Trust are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-l under the Investment Company Act and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust.

(d)        The Trust hereby authorizes Causeway and any entity or person associated with Causeway which is a member of a national securities exchange to effect any transaction on such exchange for the account of any Series, which transaction is permitted by Section 11(a) of the 1934 Act and the rules thereunder, and the Trust hereby consents to the retention of compensation by Causeway or any person or entity associated with Causeway for such transaction.

3.         Further Duties. In all matters relating to the performance of this Agreement, Causeway will act in conformity with the Declaration of Trust, By-Laws, and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the Investment Company Act, the rules thereunder, and all other applicable federal and state laws and regulations.

4.         Delegation of Causeway’s Duties as Investment Adviser. With respect to any or all Series, Causeway may enter into one or more Agreements (each a "Sub-Advisory Agreement") with one or more sub-advisers in which Causeway delegates to such sub-advisers any or all of its duties specified in Paragraph 2 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the corresponding duties and conditions to which Causeway is subject by Paragraph 2 of this Agreement and all the duties and conditions of paragraph 3 of this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the Investment Company Act and rules thereunder. Furthermore, to the extent consistent with the regulations and orders of the Securities and Exchange Commission, the appointment and engagement of any sub-adviser and delegation to it of duties hereunder by Causeway shall be subject only to the approval of the Trust’s Board.

5.         Services Not Exclusive. The services furnished by Causeway hereunder are not to be deemed exclusive and Causeway shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Agreement shall limit or restrict the right of any member, Board members, officer or employee of Causeway, who may also be a trustee (“Board member”), officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

6.         Expenses.

(a)        During the term of this Agreement, each Series will bear all expenses, not specifically assumed by Causeway, incurred in its operations and the offering of its shares.

(b)        Expenses borne by each Series will include but not be limited to the following (or each Series' proportionate share of the following): (i) the cost (including brokerage commissions) of securities purchased or sold by the Series and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Series by Causeway under this Agreement; (iii) expenses of organizing the Trust and the Series; (iv) filing fees and expenses relating to the registrations and notification of the Series' shares and the Trust under federal and/or state securities laws and maintaining such registration and notification; (v) fees and salaries payable to the Trust's Board members and officers who are not interested persons of the Trust or Causeway; (vi) all expenses incurred in connection with the Board members’ services, including travel expenses; (vii) taxes (including any income or franchise taxes) and governmental fees; (viii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (ix) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Series for violation of any law; (x) legal, accounting and auditing expenses, including legal fees of special counsel for those Board members of the Trust who are not interested persons of the Trust; (xi) charges of administrators, custodians, transfer agents and other agents; (xii) costs of preparing share certificates; (xiii) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; (xiv) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (xv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Board members, agents and shareholders) incurred by the Trust or Series; (xvi) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvii) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xviii) the cost of investment company literature and other publications provided by the Trust to its Board members and officers; (xix) costs of mailing, stationery and communications equipment; (xx) expenses incident to any dividend, withdrawal or redemption options; (xxi) charges and expenses of any outside pricing service used to value portfolio securities; (xxii) interest on borrowings of the Trust; and (xxiii) fees or expenses related to license agreements with respect to securities indices.

(c)        The Trust or a Series may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by Causeway and acknowledged as otherwise payable by Causeway pursuant to this Agreement, the Series may reduce the fee payable to Causeway pursuant to Paragraph 7 thereof by such amount. To the extent that such deductions exceed the fee payable to Causeway on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

(d)        Causeway will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those Board members who are interested persons of the Trust.

(e)        The payment or assumption by Causeway of any expenses of the Trust or a Series that Causeway is not required by this Agreement to pay or assume shall not obligate Causeway to pay or assume the same or any similar expense of the Trust or a Series on any subsequent occasion.

7.         Compensation.

(a)        For the services provided and the expenses assumed pursuant to this Agreement, with respect to Causeway International Value Fund, the Trust will pay to Causeway a fee, computed daily and paid monthly, at an annual rate of 0.80% of average daily net assets of such Series.

(b)        For the services provided and the expenses assumed pursuant to this Agreement with respect to any other Series hereafter established, the Trust will pay to Causeway from the assets of such Series a fee in an amount to be agreed upon in a written fee agreement ("Fee Agreement") executed by the Trust on behalf of such Series and by Causeway. All such Fee Agreements shall provide that they are subject to all terms and conditions of this Agreement.

(c)        The fee shall be computed daily and paid monthly to Causeway on or before the first business day of the next succeeding calendar month.

(d)        If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

8.         Limitation of Liability of Causeway. Causeway and its delegates, including any sub-adviser to any Series or the Trust, shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Series, the Trust or any of its shareholders, in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Board member, member, employee, or agent of Causeway, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to any Series or the Trust or acting with respect to any business of such Series or the Trust, to be rendering such service to or acting solely for the Series or the Trust and not as an officer, Board member, member, employee, or agent or one under the control or direction of Causeway even though paid by it.

9.         Limitation of Liability of the Trust. Causeway acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in the Trust’s Declaration of Trust. Causeway agrees that the Trust’s obligations hereunder in any case shall be limited to the Trust and to its assets and that Causeway shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any officer, trustee, employee or agent of the Trust.

10.        Duration and Termination.

(a)        This Agreement shall become effective upon the date here above written provided that, with respect to any Series, this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Board members of the Trust who are not parties to this Agreement or interested persons of any such party (“Independent Board Members”) cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Series' outstanding voting securities.

(b)        Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Board Members of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or with respect to any given Series by vote of a majority of the outstanding voting securities of such Series.

(c)        Notwithstanding the foregoing, with respect to any Series this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Series on sixty days' written notice to Causeway or by Causeway at any time, without the payment of any penalty, on sixty days' written notice to the Trust. Termination of this Agreement with respect to any given Series shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Series. This Agreement will automatically terminate in the event of its assignment.

11.        Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement as to any given Series shall be effective until approved by vote of a majority of such Series' outstanding voting securities.

12.        Governing Law. This Agreement shall be construed in accordance with the laws of the State of California, without giving effect to the conflicts of laws principles thereof, and in accordance with the Investment Company Act, provided, however, that to the extent that the applicable laws of the State of California conflict with the applicable provisions of the Investment Company Act, the latter shall control.

13.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meanings as such terms have in the Investment Company Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

CAUSEWAY CAPITAL MANAGEMENT TRUST
Attest:
By:
By:			Name: Turner Swan
	Name:		Title: President and Secretary
Title:
CAUSEWAY CAPITAL MANAGEMENT LLC
Attest:
By:
By:			Name: Sarah H. Ketterer
	Name:		Title: Chief Executive Officer
Title:

FORM OF FEE AGREEMENT

Fee Agreement made as of ~~December 31, 2009~~October [ ], 2014, between CAUSEWAY CAPITAL MANAGEMENT TRUST, a Delaware statutory trust ("Trust"), and CAUSEWAY CAPITAL MANAGEMENT LLC ("Causeway"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, and has established a ~~new~~ series of shares of beneficial interest, which corresponds to a distinct portfolio, and is known as Causeway International Opportunities Fund (the “Fund”);

WHEREAS the Trust has entered into an Investment Advisory Agreement, dated as of September 20, 2001, between the Trust and Causeway (the “Investment Advisory Agreement~~”);~~”), and previously entered into a Fee Agreement with respect to the Fund dated December 31, 2009;

WHEREAS the Investment Advisory Agreement contemplates the addition of new series of the Trust, upon execution of a fee agreement with respect to such newly-established series; and

WHEREAS the Trust desires to enter into a new Fee Agreement with respect to the Fund and continue to retain Causeway as investment adviser to furnish investment advisory and portfolio management services to the Trust with respect to the Fund, and Causeway is willing to furnish such services;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.         Appointment. The Trust hereby appoints Causeway as investment adviser of the Fund for the period set forth in this Fee Agreement. Causeway accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.         Incorporation of the Investment Advisory Agreement. Except as provided herein, all terms and conditions of the Investment Advisory Agreement are incorporated into this Fee Agreement, and the Fund shall be considered a “Series” for all purposes under the Investment Advisory Agreement, as that term is used in such agreement.

3.         Compensation. For the services provided and the expenses assumed pursuant to this Fee Agreement, with respect to the Fund, the Trust will ~~not pay any fee to Causeway~~ pay to Causeway a fee, computed daily and paid monthly, at an annual rate of 0.80% of average daily net assets of the Fund. Such compensation shall be computed and paid in accordance with the terms of the Investment Advisory Agreement.

4.         Duration. Unless sooner terminated as provided in the Investment Advisory Agreement, this Fee Agreement shall continue in effect until September 20, ~~2011~~ 2016. Thereafter, if not terminated, this Fee Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Board Members of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or with respect to the Fund by vote of a majority of the outstanding voting securities of the Fund.

5.         Integration. Any previous Fee Agreements with respect to the Fund are hereby superseded and terminated.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

CAUSEWAY CAPITAL MANAGEMENT TRUST
Attest:
By:
By:			Name: Turner Swan
	Name:		Title: President ~~and Secretary~~
Title:
CAUSEWAY CAPITAL MANAGEMENT LLC
Attest:
By:
By:			Name: Gracie V. Fermelia
	Name:		Title: Chief Operating Officer
Title:

Appendix C

More Information on Causeway
Executive Officer and Director Information

Information regarding the current executive officers and board of managers of Causeway is shown below.

Sarah H. Ketterer, Harry W. Hartford and Gracie Fermelia serve on Causeway’s board of managers. Ms. Ketterer is also Causeway’s Chief Executive Officer, Mr. Hartford is also Causeway’s President and Ms. Fermelia is also Causeway’s Chief Operating Officer and Chief Compliance Officer. Mark Cone serves as Causeway’s Chief Marketing Officer. Information about Ms. Ketterer, Mr. Hartford, Ms. Fermelia and Mr. Cone appears below.

Sarah H. Ketterer, Chief Executive Officer. Ms. Ketterer is a portfolio manager of Causeway’s international value equity, international value select, global value equity, international opportunities, global opportunities, and global absolute return strategies. She is also a portfolio manager of Causeway’s American Depositary Receipt and socially responsible versions of its international value and global value strategies, the socially responsible version of its international opportunities strategy, and the concentrated version of its global opportunities strategy. Ms. Ketterer co-founded and became chief executive officer and a portfolio manager of Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (“HW-MLIM”) since 1996, where she was a managing director, portfolio manager, and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has a BA in Economics and Political Science from Stanford University and an MBA from the Amos Tuck School, Dartmouth College.

Harry W. Hartford, President. Mr. Hartford is a portfolio manager of Causeway’s international value equity, international value select, global value equity, international opportunities, global opportunities, and global absolute return strategies. He is also a portfolio manager of Causeway’s American Depositary Receipt and socially responsible versions of its international value and global value strategies, the socially responsible version of its international opportunities strategy, and the concentrated version of its global opportunities strategy. Mr. Hartford co-founded and became president and a portfolio manager of Causeway in June 2001. Prior to that, he was with HW-MLIM since 1996, where he was a managing director, portfolio manager, and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has a BA, with honors, in Economics from the University of Dublin, Trinity College, an MSc in Economics from Oklahoma State University, and is a Phi Kappa Phi member.

Gracie Fermelia, CPA (inactive), Chief Operating Officer, Chief Compliance Officer. Ms. Fermelia is the chief operating officer and chief compliance officer of Causeway. She joined the firm in June 2001. She manages operations, compliance, trading, and other administrative functions for Causeway. From 1997 to May 2001, Ms. Fermelia was the business manager for the International and Global Value Equity Team of HW-MLIM. Ms. Fermelia managed the trading, marketing, client service, and administrative functions of the team. From 1994 to 1997, she was the compliance officer of Hotchkis and Wiley. During this time, she monitored compliance with client investment guidelines, applicable laws, rules and regulations, proxy guidelines, and personal securities trading. From 1985 to 1994, Ms. Fermelia was a senior manager with PricewaterhouseCoopers in the Investment Company Practice. Ms. Fermelia has a BS, cum laude, in Accounting from the University of Utah.

Mark Cone, Chief Marketing Officer. Mr. Cone is the chief marketing officer of Causeway and is responsible for all sales and marketing functions. Mr. Cone is a member of Causeway’s operating committee. He joined the firm in June 2001. From 1996 to May 2001, Mr. Cone led third-party distribution for Merrill Lynch Investment Managers in the United States and Latin America. This new initiative, started by Mr. Cone, marketed U.S.-managed funds in North America, Europe and Asia. From 1994 to 1996, Mr. Cone was the director of marketing and client development for retail distribution at Hotchkis and Wiley. From 1990 to 1994, Mr. Cone was a regional director of Neuberger & Berman Asset Management where he was responsible for marketing its mutual funds to various distribution channels. Mr. Cone has a BA in Economics from the University of Vermont. He holds Series 7, 24, and 63 licenses from FINRA.

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

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2. **ONLINE** at **proxyonline.com** using your proxy *control number* found below

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CONTROL NUMBER **SAMPLE BALLOT**

Causeway International Opportunities Fund

A SERIES OF CAUSEWAY CAPITAL MANAGEMENT TRUST

The undersigned, revoking prior proxies, hereby appoints Turner Swan, Gretchen Corbell and Gracie Fermelia and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Causeway International Opportunities Fund (the "Fund"), a series of Causeway Capital Management Trust (the "Trust") to be held at the offices of Causeway Capital Management LLC at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025 on September 26, 2014, at 10:00 a.m., Eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Special Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-796-7185**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 26, 2014. The proxy statement for this meeting is available at:

proxyonline.com/docs/causewayfunds.pdf